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                               AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT

         This Amendment No. 1 is made as of September 30, 1999, between Aims Community College Foundation and Training Devices International, Inc. (also known as Training Devices, Inc.).

         The parties have previously entered into a Security Agreement dated September 14, 1999 relating to a promissory note in the amount of $2,020,000 dated September 14, 1999.

         In consideration of the mutual promises and covenants dated in this Amendment, the parties agree as follows:

         1. Under the heading "Ownership and Duties Toward Property," the fifth paragraph is hereby deleted. The deleted paragraph reads: You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent (1) a beneficial interest in the debtor is sold or transferred or (2) there is a change in either the identity or number of members of a partnership or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

         2. In all other respects the Security Agreement remains unchanged and in full force and effect.

         This Amendment is executed as of September 30, 1999.


AIMS COMMUNITY COLLEGE                 TRAINING DEVICES INTERNATIONAL,
FOUNDATION                             INC. also known as Training Devices, Inc.

By:                                    By:
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Name:                                     Ron Ellington, CEO
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Title:
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         The following undersigned has read and consents to the foregoing
Amendment No. 1 to Security Agreement, which Security Agreement has previously been assigned to the undersigned by AIMS Community College Foundation.


                                       1ST CHOICE BANK

                                       By:
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                                       Its:
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